UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2006

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-27560	84-1132665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-233-3500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On July 21, 2006, the audit committee of the Board of Directors of ACT Teleconferencing, Inc. (the “Company”) determined that it was in the Company’s best interests to change its auditors, Hein & Associates LLP, and, on July 26, 2006, the Company notified them of their dismissal as the Company’s independent registered public accounting firm.

During each of the last two fiscal years ended December 31, 2005 and December 31, 2004, the accountant’s reports on the financial statements contained no adverse opinions or disclaimers of opinion, nor were they modified as to audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2005 and December 31, 2004 and the interim period preceding the dismissal of Hein & Associates LLP, there were no disagreements with Hein & Associates LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hein & Associates LLP, would have caused Hein & Associates LLP to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Hein & Associates LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter furnished by Hein & Associates LLP in response to this request, dated July 27, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) On July 21, 2006, the audit committee also determined that it was in the Company’s best interests to engage Rodefer Moss & Co, PLLC (“Rodefer”) as the Company’s new independent accountants and, on July 26, 2006, the Company engaged Rodefer in such capacity. During the two most recent fiscal years and the interim period preceding the engagement of Rodefer, the Company has not consulted with Rodefer regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Rodefer (iii) any matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any matter that was a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Hein & Associates LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.
(Registrant)

By:	/s/ Gene Warren
Name:	Gene Warren
Title:	Chief Executive Officer

Dated: July 27, 2006